Segment Information (Details)	3 Months Ended	12 Months Ended
	Jun. 30, 2026	Mar. 31, 2026
Segment Information [Abstract]
Approach of CODM to determine segment information	The CODM reviews the Company’s operating results on a consolidated basis, focusing primarily on measures of revenue, operating income, and net income as presented in the accompanying condensed consolidated financial statements.	The CODM reviews the Company’s operating results on a consolidated basis, focusing primarily on measures of revenue, operating income, and net income as presented in the accompanying condensed consolidated financial statements.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	CODM	CODM
Number of operating segment	1	1
Number of reportable segment	1	1